GREENSPIRIT INDUSTRIES

MAY 2018 - UPDATE

OTC: GSRX




THE PLANT
CANNABIS ORGANIC
Cannabis-Infused
Mango Shortbread
10 pieces
10mg THC / piece
100mg THC / package
SPIRULINEX
SPIRULINEX
Spirulina Lime
Gummies
10mg THC / piece
100mg THC / package
DRAGONGLASS
Flake and Bake
SPIRULINEX





Forward-Looking Statements

The information on this presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often include words such as "anticipates," "estimates," "expects," "projects," "intends," "plans," "believes" and words and terms of similar substance in connection with discussions of future operating or financial performance.

Green Spirit Industries Inc.'s ("Green Spirit") forward-looking statements are based on management's current expectations and assumptions regarding Green Spirit's business and performance, the economy and other future conditions and forecasts of future events, circumstances and results. As with any projection or forecast, forward-looking statements are inherently susceptible to uncertainty and changes in circumstances. Green Spirit's actual results may vary materially from those expressed or implied in its forward-looking statements. Important factors that could cause Green Spirit's actual results to differ materially from those in its forward-looking statements include government regulation, economic, strategic, political and social conditions.

This presentation includes supplemental financial measures that are or may be non-GAAP financial measures. Other companies that report or describe similarly titled financial measures may calculate them differently. Due to rounding, numbers presented throughout this and other documents may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

Corporate Overview

Green Spirit Industries Inc. is a cannabis holding company vertically integrated into various markets with proprietary and intellectual property rights. Based in the United States through the acquisition of established growers/cultivators, extraction, manufacturing, dispensaries, and retail delivery, Green Spirit is targeting high-value markets in California, Oregon, and Puerto Rico with plans to expand into additional markets with legalized medical and/or recreational cannabis.

NEAR-TERM TRANSFORMATIVE ACQUISITIONS/INVESTMENTS:

SUNSET CONNECT — GROWN AND RAISED IN THE CITY

Green Spirit ESSENTIALS

SPIRULINEX™

Green Spirit DISPENSARIO Rx

the green ROOM — Cannabis Wellness on the Mendocino Coast

KEY STOCK INFO:

as of 5/10/18

Stock Symbol	GSRX
Recent Price	$5.20
Market Cap	$207.3M
Shares Outstanding	41.5M *(approx.)*



Portland

Experienced Management Team

Les Ball, CEO
Green Spirit
Previously served as CEO/President of Corral West Ranchwear, expanding to 140 locations in US; President at Montgomery Ward; 22 years at R.H. Macy, incl. President Macy's East, President Macy's Wholesale, President Macy's South, and Chairman/CEO of Macy's Midwest

Thomas Gingerich, CFO & Secretary
Green Spirit
33-years of accounting experience in public and private practice, specializing in tax compliance, structures, and tax planning. Former partner at Lain, Faulkner & Co., PC specializing in forensic accounting. Certified Public Accountant and member of the American Institute of Certified Public Accountants

Ali Jamalian, CEO
Sunset Connect, Spirulinex, Green Spirit Essentials
Previously branding/marketing consultant for multinational cosmetics, food and beverage brands, including Chivas, Pantene, Colgate, Roland Mouret, Harrod's, and Fuchschen Alt Bier. Six-year veteran of cannabis industry; developed Spirulinex, Aqua Tetra, and Sunset Connect brands

James Paul Sipe, Head Cultivator
Sunset Connect
Designed and ran cultivation operations at Ermont and William Noyes; oversaw 30,000 sq. ft. of cultivation at all stages of development, managing staff of 50+

Sarah Rodriguez, Chief Scientist
Green Spirit Essentials, Spirulinex
PhD UC Berkley; post-doctoral Fellow at Sandia National Labs; Lead scientist behind development of Spirulinex; extensive experience in strain development, metabolic engineering, metabolite analysis, bio-separation and fermentation engineering

Mark Young, Head Extractor
Green Spirit Essentials
Award-winning extractor (420 Hempcon 2016 – 1st Place Best Wax, Halloweed Hempcon 2016 – 1st Place/2nd Place Best Wax, 1st Place Best Booth); featured in *Dope Magazine*; considered an artist of extracting, Mark has a deeply scientific approach and methodology and is known to design his own equipment to attain unquestionable quality

Board of Directors

Christian Briggs

Chairman of the Board

Mr. Christian Briggs, co-founded Cinsay Inc. ("Cinsay") in 2007, which is engaged in the development of an interactive advertising, marketing and e-commerce video platform. From 2009 to 2016, Mr. Briggs served as Chairman of the board of directors and Chief Executive Officer Cinsay. While Chief Executive Officer, Mr. Briggs raised in excess of $130 million of institutional and venture capital funds to build out the online interactive video platform. In addition, Mr. Briggs was the leading intellectual property inventor, where he worked directly with the company's intellectual property team and its attorneys in both the United States and overseas.

Les Ball, CEO

Previously served as CEO/President of Corral West Ranchwear, expanding to 140 locations in US; President at Montgomery Ward; 22 years at R.H. Macy, incl. President Macy's East, President Macy's Wholesale, President Macy's South, and Chairman/CEO of Macy's Midwest

Dr. Harlan R. Ribnik, MD

Dr. Ribnik is a licensed anesthesiologist and pain management specialist actively practicing in Colorado, Wyoming and Idaho. He began private practice in Wyoming in 1989. Since 2005, he has limited his practice to pain management. In addition to his private practice, Dr. Ribnik is a clinical instructor at the University of Wyoming College of Human Medicine.

Steve Farkas

Assistant Dean and Director of the University of Wyoming College of Business since 2009, Mr. Farkas has been a dynamic and highly innovative senior operations executive throughout a career that, in addition to academia, has played out across various industries. Mr. Farkas has more than 15 years in the retail industry, most recently serving as COO for Corral West Ranchwear, Inc., the industry's largest specialty western wear company. Mr. Farkas has served as Strategic Advisor and Management Consultant to a long list of corporate clients, specializing in company turnarounds, start-ups, mergers & acquisitions and organic growth strategies.

Board of Advisors

Luis F. Toledo-Bayouth

A security specialist with more than 20 years' experience, Toledo-Bayouth began his career as a Special Agent for the U.S. Drug Enforcement Administration in Miami. He returned to Puerto Rico, where he was Director of Security & Loss Prevention for Olympic Mills Corporation before opening the Toledo Consulting Group, Inc., a private security firm he led for 15 years. He joined the Capitol Security Police, Inc. in 2015 as Director, developing and directing the Operational and Administration of its investigative division CS Intelligence. Since 2014, Toledo-Bayouth has served as President, Supervisory Committee, of TuCoop, a credit union based in Puerto Rico.

Juan Bauzá Salas

Salas studied government management and administration at Harvard University's John F. Kennedy School of Government, and served as Puerto Rico's Secretary of Agriculture from 1986 to 1990. He has been active in agricultural consulting in Puerto Rico for more than 40 years, advising a long list of international companies, including Libby, McNeill & Libby, Chiquita International and GH Technologies, AC. In addition to consulting, Salas served as General Director of Agriculture and Canneries for the Land Authority of Puerto Rico, and served as General Manager of Byoken, PR, Inc., a manufacture of eco-friendly soap products. He also served as COO/Director of STEM Group, Inc., in Vega Baja, Puerto Rico

Alexander Zhilenkov

Zhilenkov is a successful entrepreneur and businessman with significant investment experience in oil and gas throughout Western and Eastern Europe. He is an active investor in the real estate development market in Miami Beach, Florida.

Expanding Operations in Key Markets

Green Spirit entered into Puerto Rico's burgeoning medical cannabis dispensary marketplace with a goal to acquire, develop, and maintain medical cannabis dispensaries throughout the island in dense, populated areas and close to the island's best hotels. Today, Green Spirit has **eight (8)** dispensaries consisting of two (2) currently in operations and six (6) of which are pre-qualified for dispensary licenses.

SUNSET CONNECT

Growing & Cultivation
Oakland, California

Green Spirit ESSENTIALS

Extraction & Processing
Oakland, California

SPIRULINEX™

Manufacturing
Oakland, California

the green ROOM Cannabis Wellness on the Mendocino Coast

Dispensary & Delivery License
Point Arena, CA


No doctor's recommendation required
Doctor's recommendation required
Limited THC content
Prohibited Note: Includes laws which have not

Green Spirit Rx DISPENSARIO

Dispensaries
Bayamón
Carolina
Dorado
Fajardo
Hato Rey
Isla Verde
San Juan

Highlights

- **$75 billion dollar** market opportunity by 2030 (Cowen & Co.)
- Experienced management team
- Plans for expansion into California/Pennsylvania markets through acquisitions/JVs with existing operations and an experienced operators
- Building vertically integrated business spanning growing/cultivation, extraction/processing, manufacturing and retail dispensaries
- Plans to open up to 10 dispensaries in Puerto Rico (2018) as well as growing, extraction & manufacturing
- Intend to establish growing, extraction, manufacturing facilities in Puerto Rico



Vertically-Integrated Business Model






THE PLANT
CANNABIS ORGANIC
Cannabis-Infused
Mango Shortbread
10 pieces
10mg THC / piece
100mg THC / package
SPIRULINEX
SPIRULINEX
Spirulina Lime
Gummies
10mg THC / piece
100mg THC / package
SPIRULINEX



GROWING & CULTIVATION | EXTRACTION & PROCESSING | MANUFACTURING | RETAIL

California Opportunity

- California is the most populous state in the United States with a population of 39.3 million residents. California's $2.67 trillion economy is larger than any state.
- California sales has grown from $444 million in medical for 2013 to a projected $6.6 billion of combined medical and recreational for 2018.
- California's tourism has been growing for seven straight years. 268 million tourists visited spending approximately $126.3 billion dollars.
- Combined sales for California's medical dispensaries and delivery services were $259 million in December 2017, an 11 percent increase from November. From when reporting began in March 2017 to December, over $2.3 billion in retail activity has been recorded in California dispensaries and delivery services.
- December sales in the Northern half of the state were just over $100 million, an eight percent increase from November. Sales in the Southern half of the state increased nearly 13 percent, reaching nearly $158 million.





http://www.latimes.com/business/la-fi-ca-economic-impact-20170504-story.html
http://www.ppic.org/publication/californias-population/
http://us-state.wikia.com/wiki/California
http://www.breitbart.com/california/2017/10/31/california-bureaucrats-ready-for-jan-1-recreational-marijuana-tax-bonanza/

Growing & Cultivation

Sunset Connect

685 85th Avenue, Oakland, CA, 94621

JV ($1M investment) with established boutique cultivation operator and branded extractions business headquartered in San Francisco/Oakland Bay Area.

- Sublease signed for 25,000 sq. ft. of growing and cultivation. Plans to expand distribution to include medical and recreational dispensaries and delivery services statewide
- Plan is to raw materials to extractions segment, Green Spirit Essentials

All medicine grown indoors with ethically-sourced, all natural ingredients and in compliance with CA Prop 215 SB420 Section 11362.5 and 11362.775 of HSC

SUNSET CONNECT
GROWN AND RAISED IN THE CITY

Currently available at Grassroots SF, Shambala SF, Basa Collective SF, Barbary Coast SF, and EAZE Delivery







Extraction & Processing



Green Spirit Essentials

Topical - Cartridges - Oils - Wax - Shatter - Crumble - Oral

570 Bryant Street, San Francisco, CA, 94107

Green Spirit continues to grow operations, and, under the newly formed company, Green Spirit Essentials, will be responsible for extracting and processing cannabis concentrates. This results in a more potent product than standard cannabis buds from the flower.

Running several closed loop extraction systems (propane and butane) as well as an ethanol distillation process; targeting production capacity of 16-19 liters/day.

Processing enables the production of a wealth of products, including:


THC OIL

Cannabis Oils



Topical



Capsules



Shatter



Live Rosin



Vaporizer Cartridges



Rick Simpson Oil

Manufacturing

570 Bryant Street, San Francisco CA, 94107

- Spirulinex LLC currently has 5 pending patent applications, generally directed to encapsulation methods and processes, and products based on/resulting from those methods and processes
- Formulating products with proven benefits using first all-natural, highly concentrated and activated encapsulation and suspension on the market
- The world's first all natural dried activated THC powder in combination with superfood.
- Developed only dry-activated THC and CBD powder that is all natural, gluten free, vegan, alcohol free, fat free, sugar free without using synthetic lipids
- Spirulinex formed Dec. 2017 with established track record in the California Cannabis Industry as well as in Scientific research and development of protocols ensures proper methodology and consistent dosing


DRAGONGLASS
100 MG THC
Flake and Bake




SPIRULINEX
Spirulina Lime
Gummies
10mg THC / piece
100mg THC / package
ORGANIC LIME EXTRACT
ORGANIC CANE SUGAR
CITRIC ACID • GELATIN
CA CANNABIS EXTRACTIONS


THE PLANT
SPIRULINEX

Manufacturing: DragonGlass

SPIRULINEX™


15 MINUTE ACTIVATION
LEVEL SPOON = 7.5MG
DRAGONGLASS
SUBLINGUAL & EDIBLE
100 MG THC
THC
Flake and Bake
MADE BY SPIRULINEX

- Developed DragonGlass *(a.k.a Flake & Bake)*, the Company's proprietary dried activated THC powder.
  - All natural, vegan and gluten free made with organic Spirulina
  - Zero Calorie. Zero Alcohols. Zero Fat.
- This is a proprietary patent pending formula is the world's first all-natural dried activated THC powder in combination with superfood. It's water-based, all natural method of infusing cannabinoids is taking the industry to a whole new level.
- *"Your search for a low calorie, low glycemic impact ingestible, with dietary restrictions ends here."*
- **Activation Time 7-15min.** 100mg of activated THC per glass!


SPIRULINEX






PACIFIC MYSTIX


DRAGONGLASS
SUBLINGUAL & EDIBLE
100 MG THC
THC
Flake and Bake

California Operations Flow Chart


Green Spirit Industries Inc
55%
55%
51%
Sunset Connect
Oakland LLC
(GROW FACILITY)
PRODUCT & SALES
Green Spirit Essentials, LLC
(EXTRACTION)
PRODUCT & SALES
Spirulinex, LLC
(MANUFACTURING)
SALES
SALES
SALES
CALIFORNIA
RETAIL DISPENSARIES

Established California Operations

- Reputable dispensary operations with significant growth potential in key markets across California
- Dispensary acquisitions in 2018
- Recreational sales, which began Jan. 1, expected to drive market to $6.6B annually in 2018 *(beer sales were $5B in 2017 – Cowen & Co)*

the green ROOM
Cannabis Wellness on the Mendocino Coast

- Prime location in Point Arena serving Mendocino coast
- Use of delivery license and expansion into recreational sales, we expect to grow revenue by 2020 400% to **$2M annually with 28% margins +/-**

http://www.breitbart.com/california/2017/10/31/california-bureaucrats-ready-for-jan-1-recreational-marijuana-tax-bonanza/



the green
ROOM
Cannabis Wellness on the Mendocino Coast
OPEN

Puerto Rico Opportunity







- Puerto Rico has a population of **3.3 million** people and not only has the largest mall in the Caribbean (Plaza Las Americas), but is also currently one of the the only Caribbean islands where cannabis has been legalized for medicinal purposes.
- Anyone with medical-issued licensed from another state may purchase cannabis by filling out a legal form (same day turnaround).
- Puerto Rico's rate of tourism doubled to **10 million in 2016**, which may increase sales significantly with tourists who could purchase cannabis in the territory. Historically, tourism has contributed nearly **$4 billion** to Puerto Rico's economy, which is over **$101 billion GDP**.
- The average income is $36k per year, and the sale of medical cannabis has the potential to generate more significant revenue. The island has passed initiatives to incentivize the development of the industry.
- Puerto Rico's cannabis program is tailored to advance its manufacturing and tourism industries. Beyond providing economic incentives and tax exemptions/credits to hydroponic planting and cultivation, laboratory-based research and development, commercial scale manufacture and recycling, Puerto Rico's program services an estimated **48,000 resident patients** (2018) and to up **five million of annual tourists** *(estimated)* eligible to purchase cannabis with an out-of-state registration card**.**
- ***The patient count is beyond 30,000 with the addition thousands of new patients per month.***

https://thefreshtoast.com/cannabis/how-puerto-ricos-medical-marijuana-market-is-making-a-comeback/
http://www.thecannabist.co/2016/08/23/puerto
https://hoban.law/blog/2017/2017-01/how-puerto-rico-became-legalized-marijuanas-boomtown
http://www.worldometers.info/world-population/puerto-rico-population/ https://weedmaps.com/dispensaries/in/puerto-rico
http://www.prnewswire.com/news-releases/puerto-rico-tourism-holds-steady-in-2016-300374507.html
https://aldia.microjuris.com/2018/04/25/expertos-de-la-industria-del-cannabis-presentan-recomendaciones-al-senado/

Early-Mover Advantage in Puerto Rico

- Economics could accelerate addition of recreational
- Reciprocating agreement with medical marijuana card holders from other states; an estimated 10 million tourists visited the island in 2016
- Some of the current dispensaries in Puerto Rico (not operated by GSRX) are estimated to be grossing $3-$5 million per location annually under medical approval. We estimate select dispensaries to have the potential sales of $5-$10 million annually when recreational is approved.
- Anticipating to to open up to 10 dispensaries in strategic locations on the island over the next 12 months. Plans to expand operations to include growing, extraction and manufacturing.

Green Spirit Rx DISPENSARIO


Carolina
Isla Verde
Hato Rey (San Juan)
Fajardo
San Juan
Dorado**
Bayamón
Andalucia
(largest Marina in the Caribbean)
**Open

50% of tourists travel within a 5 mile radius of San Juan









US Cannabis Growth Rates



CALIFORNIA MARIJUANA SALES GROWTH
$444M
MEDICAL
$576M
MEDICAL
$814M
MEDICAL
$1.8B
MEDICAL
$2.2B
MEDICAL
$6.6B
PROJECTED MEDICAL AND RECREATIONAL
2013
2014
2015
2016
2017
2018



COLORADO MARIJUANA SALES GROWTH
$199M
MEDICAL
$323M
MEDICAL
$699M
$313M REC
$385M MEDICAL
$996M
$587M REC
$408M MEDICAL
$1.3B
$875M REC
$438M MEDICAL
$1.6B
PROJECTED
2012
2013
2014
2015
2016
2017



WASHINGTON MARIJUANA SALES GROWTH
$12.3M
MEDICAL
$49M
RECREATIONAL
$486M
RECREATIONAL
$1.1B
RECREATIONAL
2013
2014
2015
2016
*2017
$1.5B

Figure 3 Young Adult Alcohol Incidence on the Decline



Alcohol Past Month Incidence (Ages 18-25)
62.0%
61.0%
60.0%
59.0%
58.0%
57.0%
60.9%
60.9%
60.7%
61.5%
61.6%
61.2%
61.5%
61.6%
61.0%
60.5%
59.9%
59.6%
59.0%
57.8%
2002-2003
2003-2004
2004-2005
2005-2006
2006-2007
2007-2008
2008-2009
2009-2010
2010-2011
2011-2012
2012-2013
2013-2014
2014-2015
2015-2016

Source: NSDUH and Cowen and Company

Figure 4 As Cannabis Is on the Rise, Beer Continues to Fall



Lifetime Cannabis Use vs. Beer Per Capita Consumption
Lifetime Incidence Rate
45.0%
40.0%
35.0%
30.0%
25.0%
145
135
125
115
105
Per Capita Consumption (in gallons)
1979
1985
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
Cannabis
Beer

Note: NSDUH lifetime data is Ages 12+, NIAAA per capita consumption is Ages 14+
Source: NIAAA, NSDUH and Cowen and Company

https://www.colorado.gov/pacific/revenue/colorado-marijuana-sales-report
https://502data.com
https://mjbizdaily.com/chart-california-medical-marijuana-sales-skyrocket-132-since-2010/

Information sourced from third party and we cannot guarantee accuracy. Do not rely on this for investment decisions.

PR Cannabis Growth Rates



PUERTO RICO ESTIMATED CANNABIS SALES GROWTH
2B
1.8B
1.6B
1.4B
1.2B
1B
800M
600M
400M
200M
2018: 48k Medical cards x $15k/year
2019: 125k Medical cards x $15k/year
$500M
MEDICAL
2018
$1.8B
MEDICAL
2019

https://aldia.microjuris.com/2018/04/25/expertos-de-la-industria-del-cannabis-presentan-recomendaciones-al-senado/

Information sourced from third party and we cannot guarantee accuracy. Do not rely on this for investment decisions.

Industry Comps

Company Name	Ticker	Price Close	Market Cap	Revenue (ttm)	P/S (ttm)
Earth Science Tech Inc.	ETST	0.841	$31.57M	$450K	**70.15x**
United Cannabis Corp.	CNAB	.98	$61.47M	$360K	**170.75x**
Cannagrow Holdings Inc.	CGRW	1.32	$132.69M	$1.66M	**79.93x**
Cronos Group Inc.	CRON	5.62	$963.19M	$4.1M	**223.00x**
Aurora Cannabis Inc.	ACBFF	6.23	$3.5B	$15M	**233.33x**
Aphria Inc.	APHQF	8.70	$1.87B	$20.44M	**91.48x**
Canopy Growth Corporation	TWMJF	23.30	$4.62B	$39.9M	**115.78x**
GW Pharmaceuticals plc	GWPH	144.29	$3.66B	$10.44M	**350.54x**

Industry Average: 166.87x price to sales ratio

Sourced: 5/10/18 – MarketWatch.com

Five Year Projections

	2018	2019	2020	2021	2022
Revenues					
Puerto Rico					
Dispensaries	$ 4,000,000	$ 9,600,000	$ 12,000,000	$ 16,000,000	$ 20,000,000
Grow/Extraction/Manufacturing	-	8,900,000	9,600,000	10,400,000	11,200,000
Puerto Rico Revenues	4,000,000	18,500,000	21,600,000	26,400,000	31,200,000
California					
Dispensaries/Delivery	800,000	960,000	1,056,000	1,200,000	1,340,000
Grow/Extraction/Manufacturing	20,000,000	89,000,000	96,000,000	104,000,000	112,000,000
California Revenues	20,800,000	89,960,000	97,056,000	105,200,000	113,340,000
Total Revenue	24,800,000	108,460,000	118,656,000	131,600,000	144,540,000
Shares Outstanding (est.)	57.1M	59.6M	61.2M	62.5M	63.6M
GSRX Market Capitalization/Valuation (100x Price per Sales ratio)	$2.4B	$10.85B	$11.87B	$13.16B	$14.45B
GSRX Value Per Share	$43	$182	$194	$211	$227

Assumptions

Puerto Rico

1) Gross revenues estimated at $800,000 per dispensary, per year.
2) 2018 revenues are 1/2 of normalized revenues due to start up in 2018.
3) The Grow/Extraction/Manufacturing business facilities will be operating the first Of 2019.
4) Grow/Extraction/ Manufacturing revenues are estimated to be 10% of the California operation's revenues.

California

1) California dispensary based on first 45 days of operations.
2) Grow revenues are based upon applying the square footage of space, lights and number of turns to produce the pounds sold.
3) Extraction and Manufacturing revenues apply the amount of raw materials to be purchased by the extraction and manufacturing, and the amount of product which can be produced times the market value of such products.

GREENSPIRIT INDUSTRIES

MAY 2018 - UPDATE
OTC: GSRX

CORPORATE CONTACT:

Thomas Gingerich
Chief Financial Officer
Building No. 3, P. R. 696
Int. Jose Efron Ave. Dorado, PR, 00646

+1 (214) 808-8649
tom@greenspiritrx.com